UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

March 13, 2008

Homeland Security Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00631	52-2050585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1005 N. Glebe Road, Ste. 550, Arlington, Virginia	22201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(703) 528-7073

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 2.01 OTHER EVENTS.

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K filed by Homeland Security Capital Corporation (the “Company”) with the Securities and Exchange Commission ("SEC") on March 19, 2008 (the "March 8-K") related to the Company’s acquisition of Safety & Ecology Holdings Corporation (“Safety”) on March 17, 2008 to include (a) required financial statements of an acquired business, (b) required pro forma financial information and (c) related exhibits. The information previously reported in the March 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS

(a)   Financial Statements of Business Acquired. The audited financial statements of Safety as of June 30, 2007 and 2006, for the year ended June 30, 2007 are attached hereto as Exhibit 99.1 and are incorporated by reference in their entirety herein. The unaudited condensed financial statements of Safety as of and for the nine months ended March 31, 2008 are attached hereto as Exhibit 99.2 and are incorporated by reference in their entirety herein.

(b)   Unaudited Pro Forma Financial Information. The following unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3 and is incorporated by reference in its entirety herein:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2008.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2008.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2007.

(iv)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits:

Exhibit	Description	Location
Exhibit 2.1	Agreement and Plan of Merger and Stock Purchase Agreement, dated March 13, 2008, by and among Safety & Ecology Holdings Corporation, HSCC Acquisition Corp. and certain other persons named therein.	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed March 19, 2008
Exhibit 2.2	Amendment No. 1 to the Agreement and Plan of Merger and Stock Purchase Agreement by and among Safety & Ecology Holdings Corporation, HSCC Acquisition Corp. and certain other persons named therein.	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 7, 2008

Exhibit	Description	Location
Exhibit 23.1	Consent of Coulter & Justus, P.C.	Provided herewith
Exhibit 99.1	Audited Financial Statements of Safety & Ecology Holdings Corporation as of June 30, 2007 and 2006, for the year ended June 30, 2007.	Provided herewith
Exhibit 99.2	Unaudited Condensed Financial Statements of Safety & Ecology Holdings Corporation as of and for the nine months ended March 31, 2008 and 2007.	Provided herewith
Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Statements and Notes to Unaudited Pro Forma Condensed Combined Financial Statements.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2008	Homeland Safety Capital Corporation

	By:	/s/ Michael Brigante
	Name:	Michael Brigante
	Title:	Chief Financial Officer